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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 28, 2004


                            The Lamson & Sessions Co.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Ohio                          1-313                    34-0349210
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


  25701 Science Park Drive, Cleveland, Ohio                       44122-7313
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    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (216) 464-3400
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 28, 2004, The Lamson & Sessions Co. (the "Company") issued a press release announcing the notification from the New York Stock Exchange (the "NYSE") that the Company is in good standing with the NYSE and in compliance with the NYSE's continued listing standards. A copy of such press release is included as Exhibit 99.1 hereto.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE LAMSON & SESSIONS CO.

Dated: April 30, 2004

                                        By: /s/ James J. Abel
                                           -------------------------------------
                                           James J. Abel
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer
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                                  EXHIBIT INDEX

           Number            Description
           ------            -----------

           99.1              Press Release, dated April 28, 2004.